SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             AUGUST 2, 2001
                             --------------
            Date of Report (date of earliest event reported)


                               WNCO, INC.
                               ----------
         (Exact Name of Registrant as Specified in its Charter)


        COLORADO                000-31975                 48-123826
----------------------------   -----------         ----------------------
(State or Other Jurisdiction   (Commission              (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              3118 CUMMINGS
                       GARDEN CITY, KANSAS  67846
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (316) 275-2963
                             --------------
          (Registrant's telephone number, including area code)


                       WINCO SPIN-OFF CORPORATION
                       --------------------------
      (Former name or former address, if changed since last report)

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
ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
          --------------------------------

          See Item 2 below.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          On August 2, 2001, in connection with the closing and effectiveness of the merger between Winco Petroleum Corporation ("Winco") and Business Products, Inc., doing business as Rush Creek Solutions ("RCS"), Winco transferred to WNCO, Inc., its wholly-owned subsidiary, (the "Registrant" or "WNCO"), all of the assets, liabilities and other obligations of Winco pursuant to the terms of the Agreement and Plan of Reorganization (the "Agreement") between Winco and WNCO. In consideration for the acquisition of Winco's assets, liabilities and other obligations by WNCO, WNCO issued to Winco approximately 1,029,049 shares of common stock of WNCO. Pursuant to the Agreement, Winco distributed all of the shares of common stock of WNCO to the Winco shareholders. As a result of the distribution of all of WNCO's common stock by Winco, WNCO is no longer a subsidiary of Winco and is an independent entity, conducting the oil and gas operations previously conducted by Winco. The former officers and directors of Winco are the officers and directors of WNCO and are responsible for running the oil and gas operations of WNCO. The transactions described above were approved by the Winco shareholders at a Special Meeting of Shareholders held on June 25, 2001.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
          --------------------------

          N/A

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
          ----------------------------------------------

          N/A

ITEM 5.   MATERIAL EVENTS
          ---------------

          See Item 2 above.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
          --------------------------------------

          N/A

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
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (a) Financial Statements of Business Acquired. The required financial statements of the business acquired will be filed by amendment to this Current Report within 60 days after the date hereof.

          (b) Pro Forma Financial Information. The required pro forma information will be filed by amendment to this Current Report within 60 days after the date hereof.

          (C)  Exhibits:

               10.1 Agreement and Plan of Reorganization


                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WINCO PETROLEUM CORPORATION


Dated: August 8, 2001                   By: /s/ Cecil O'Brate
                                           -------------------------
                                             Cecil O'Brate
                                             President



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